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                                                                    Exhibit 10.8

                           EQUIPMENT LEASE AGREEMENT

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
LESSOR           DIMENSION FUNDING                            AGREEMENT                         21835
                 17748 Skypark Circle. Suite 240
                 Irvine, CA. 92614
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EQUIPMENT
  DESCRIPTION                                    QUANTITY MODEL # SERIAL #
   See Schedule "A" Attached Hereto And Made A Pan Here
   of
   EQUIPMENT LOCATION IF OTHER THAN BILLING ADDRESS OF LESSEE

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
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             TERM & RENT                TERMS AND CONDITIONS
             INITIAL TERM
              36 MONTHS                 The words YOU and YOUR mean the Losses. The words WE, US and OUR rotor to the Lessor indicated on reverse.
            MONTHLY RENTAL
          PAYMENT $1 ,547.00            1. RENTAL AGREEMENT We agree to rent to you and you agree to
      INCLUDING & APPLICABLE TAX        rent from us the equipment listed above (*Equipment'). You
               ADVANCE                  promise to pay us the rental payment according to the payment
          1st & LAST PAYMENT            schedule shown above. The, parties Intend this Agreement to be a
               $3,094.00                finance lease under Article 2A of the Uniform Commercial Code.
        (CHECK MUST ACCOMPANY
                LEASE)                  2. TERM AND RENT: The initial term shall commence on the day that any of the Equipment is delivered to you (The Commencement
                                        Date). The installments of rent shall be payable in advance at the time and in the amounts provided above, commencing on the
                                        Commencement Date and subsequent payments shall be duo on the some date of each successive period thereafter until all rent and any additional rent or expenses chargeable under this
                                        Agreement shall have been paid in full Lesse obligation to pay the rent and other obligations norounder shall be absolute and unconditional and are not subject to any abatement, set-off, defense or counter-claim for any reason whatsoever

                                        3.  NO WARRANTIES: We are renting the Equipment to you 'AS IS*.
                                        WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES
                                        OF MERCHANTABLITY OR FITNESS FOR A PARTICULAR PURPOSE IN
                                        CONNECTION WITH THIS AGREEMENT. We transfer to you for the term of this Agreement any warranties Made by manufacturer or
                                        supplier to us. NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN
                                        AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR MODIFY ANY TERM OR
                                        CONDITION OF THIS AGREEMENT
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
  LESSEE            VILLAGEFAX COM                                            PHONE NO: 714-734-1030
  BILLING ADDRESS:  14471 Chambers Road, Suite 106
                    Tustin, CA. 92780

                                                          THIS AGREEMENT IS NOT CANCELABLE

  BY X  /s/ Fred J. Barnes                                 Chief Financial Officer                 11- 4- 99
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  AUTHORIZED SIGNATURE                                            TITLE                              DATE

  PRINT NAME: Fred Barnes
                                THE TERMS AND CONDITIONS PRINTED WITHIN AND MADE A PART HEREOF
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                                   GUARANTY
To Induces Lessor: enter into the within Agreement.  The undersigned (jointly and severally, if Me MM one) unconditionally guarantees to Lessor the prompt payment when due of all Lessee's coligations to Lease under the Agreement including without
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limitation every (enter installment the accelerated balance of rents, administrative charges, collection charges, and interest Lessor shall not co required to produced against lessee or equipment or to enforce any of its other remedies before proceeding against trio undersigned The undersigned agrees in pay all reasonable attorney's law court costs and other expenses incurred by
Lessor by reason of any default by Leasee the undersigned waives notice of acceptance hereof and ail the other notices or demands of my kind to which in undersigned May be entitled wept demand for pay the undersigned contents to any extensions of time or modification of amount of payment granted to Leasee and the release and/or compromise of any obligations of Leasee or any other obligators and/or guarantee without In any way releasing the undersigned's obligations hereunder INS is a continuing Guaranty and shall not to discharged or affected by your administrators representatives, successors and assigns
Guarantee waives any fight of surogation, indemnity reimbursement and contribution by lessee. This Guaranty shall continue to effective or reinstated, as applicable it at any time payment of any part of the obligations under the
Agreement is represented or otherwise required to be returned by Lessor upon the insolvency, bankruptcy, or reorganization of Lessor or upon the appointment of a receiver, insued or entitled officer for lease or -is assigned or although though such payment to I sow had not boon made, regardless of whether Lessor contested the order requiring the of such payment This Guaranty may be enforced by or for Me center any assigned or successor of Loom Nothing shall discharge or safely the undersigned's liability except the full performance and payment of a the lessee's obligation to Lessor with Interest. THE UNDERSGINED CONTESTS TO THE
PERSONAL JURISDICTION OF THE COURTS OF THE STATE Of NEW JERSEY WITH RESPECT TO
ANY ACTION ARISING OUT OF ANY LEASE, GUARANTY SETTLEMENT AGREEMENT PROMISSORY NO
NOTE OR OTHER ACCOMODATION OR AGREEMENT WITH LESSOR. THIS MEANS THAT ANY LEGAL
ACTION FILED AGAINST THE LESSEE AND/OR GUARANTORS A BE FILED IN NEW JERSEY AND
THAT LESSEE AND/OR ANY OF THE GUARANTORS MAY BE REQUIRED TO DEFEND AND LITIGATE
ANY SUCH ACTION IN NEW JERSEY Lessee and all Guarantors agree that that of process by Certified mail return receipt requested, shall be deemed the equivalent of personal service in any such action. Any legal a concerning this
Agreement shall be governed by and construed according to the laws of the State of New Jersey.


X________________________________           X__________________________________
  Witness Signature      Date                   Guarantor Signature    Date

 ________________________________            __________________________________
  Print Name                                    Print Name

                                                X______________________________
                                                   Guarantor Signature   Date

                                                 ______________________________
                                                 Print Name

     4. OWNERSHIP REDELIVERY AND RENEWAL: We are the owner of the Equipment and have title to the Equipment. To protect our rights in the Equipment in the event this Agreement is determined to be a security agreement, you hereby grant to us a security Interest In the Equipment and all proceeds, products, rents or profits therefrom. In states where permissible, you hereby authorize us to cause this Agreement or any statement or other instrument in respect to this Agreement showing our Interest in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded and re-filed and re-recorded and grant us the right to execute your name thereto. You agree to execute and deliver any statement or instrument requested by us for such purpose. You agree to pay or reimburse us for any searches, filings. recordings, stamp feet or taxes (slated to the filing or recording of any such Instrument or statement. No more then one hundred eighty (160) clays but not lose then ninety (90) days prior to the expiration of the Initial tam or any renewal term at this Agreement you shall give us written notice of your intention to either return the Equipment to us or purchase Me Equipment, as provided below. Provided you have given such timely notice, you shall return the Equipment, freight and insurance prepaid, to us, in good repair condition and working order, ordinary wear and tear excepted, in a manner and to a location designated by us or remit the purchase option, if you fall to so notify us, or having notified us, you fad to return the Equipment as provided herein, or fail la remit the purchase option, this Agreement shall (anew for additional terms of One (1) months each at a periodic rent equal to 100% of the rent provided herein.

5. OPTION TO PURCHASE: We hereby grant to you, provided you are not in default hereunder, the option to purchase, "as is" without express or implied warranties all (not pan) of too Equipment at the expiration of the term of INS Agreement for ft then fair market value plus all applicable taxes.

6. MAINTENANCE, RISK OF LOSS, AND INSURANCE. You am' responsible for Installing and keeping the Equipment In good working order. Except for ordinary wear and tear you a(* responsible for protecting the Equipment from damage and loss of any kind. If the Equipment is damaged or lost, you agree to continue to pay rent. You agree during the term of this Agreement to keep the Equipment fully insured against damage and loss, naming us as the lost payee, to obtain a general public liability insurance policy from A company acceptable to us, Including us, as an additional insured an the policy. You agree to provide us certificates or other evidence of insurance, If you do not, you agree that we have me right but not the obligation to obtain such insurance, in which event you agree to pay us to( all costs thereof.
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7. INDEMNITY; We are not responsible for any losses or injuries Caused by ft
Installation, removal or use of the, Equipment. You shall Indemnify and hold us harmless from and against any claims, actions. proceedings, damages, expenses and costs (Including attorney's fees and costs) arising out of In connection with the Equipment of this Agreement Including without limitation the possession, use, rental, operation and return of the Equipment.

8. TAXIES AND FEES; You agree to pay when due or reimburse us for all taxes, fees, and penalties relating to use or ownership of the Equipment or to this Agreement, now or hereafter imposed, levied of assessed by any or assessed by any state, federal or local government or agency You agree to pay us a fee of $67-50 to reimbursed us for the expense of preparing financing statements and for other documentation costs.

EQUIPMENT LOCATED IN VARIOUS STATES Is subject to sales tax which require that tax be paid up front. If you choose to pay this tax up front, you may include, with your security deposit, your check for ft current percent of tax applied to the cost of Equipment. If you do not include payment up front, you authorize us to advance me tax and increase your monthly payment by an Amount equal to the current tax percentage applied to the monthly rental shown above,

9, LOCATION OF EQUIPMENT: You will keep and use the Equipment only It your address shown above. You agree that the Equipment will not be removed from that address unless you got our written permission In advance to move ft.

10. DEFAULT AND REMEDIES: It you (a) fall to pay rent or any other payment hereunder when duo; or (b) fall to perform any of the terms, covenants or conditions at this Agreement after ten (10) days written notices; or (c) become insolvent or make an assignment for the benefit of creditors: or (d) a receiver. trustee, conservator at liquidator is appointed with of without your consent. you Wag be in default under the Agreement and, we may to the extent permitted by applicable low, exercise any one or more Of the following remedies; (i) declare due, sue for and receive from you the sum of so rental payments and other amounts then due and owing under this Agreement or any schedule thereto, plus the present value of (x) the sum of the rental payments for the unexpired term Of this Agreement or any schedule hereto discounted at the rate of 8% per annum and (y) the anticipated value of the Equipment at the end of the Initial term or applicable renewal farm of the Agreement (but in no went lose than 15% of the original cost of the Equipment) discounted at the (ate of 5% per annum and upon recovery of the some in full, the Equipment shall become your property-, (11) to similarly accelerate the balances, due under any other agreements between us',
(lit) to take immediate possession of the Equipment, and to 10460 or veil the Equipment or any portion thereof. upon such terms gig we may elect. and to apply the net proceeds. less reasonable selling and administrative expanses, on
account   of your obligations hereunder; (iv) charge you interest on all monies due us from and after the data of default at the rate of one and one third percent (1-1/3%) per month until paid but in no event Mate than the maximum rate permitted by law. (v) require you to return all Equipment at your expense to a place reasonably designated by us; (vi) to charge you for all the expenses Incurred In connection with the enforcement of any of our remedies Including ail costs of collection, reasonable attorney's fees and court costs, When ever any payment is not made by you when due hereunder, you agree to pay us, not later than one Month thereafter, as an administrative charge to offset our collection expenses, an amount calculated at the rate of ten cents per one dollar for each such delayed payment, or $13 whichever Is higher, but only to the extent permitted by law. Such amount shall be payable In addition to ail amounts payable by you as a result of the exercise of any of the remedies provided herein. All our remedies are cumulative, are in addition to any other remedies provided for by low and may. to the extent permitted by law, be exercised either concurrently or separately Exercise of any on remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy, No failure an our part to exercise any right of remedy and no delay in exercising any right or remedy shall operate as a waiver of any right of remedy or to modify the terms of this Agreement. A waiver of default shall not be construed as a waiver of any other of subsequent default. We shall retain the sum set forth above as, a security deposit for your performance of your obligations hereunder. Upon lawful termination of this Agreement, Provided You are not In default the Security Deposit shall be returned to you. No Interest shall be paid upon said Security Deposit. In the event of default we may apply said Security Deposit to cure any default.

11. ASSIGNMENT: YOU HAVE NO RIGHT TO SELL. TRANSFER. ASSIGN THIS AGREEMENT OR SUBLEASE THE EQUIPMENT. We may sell. assign or transfer this Agreement, without notice, You agree that 4 we 460, assign or transfer this Agreement, Me new owner will have Me some rights and benefits that we have now and will not have to perform any of our obligations. You agree the right of the now owner will not be subject to any claims, defenses, or set offs that you may have against us, In this event of a sale, assignment or transfer, we agree to remain responsible for our obligations hereunder.

12. CONSENT TO JURSIDICTION AND GOVERNING LAW: YOU CONSENT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY NTH RESPECT TO ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE EQUIPMENT. THIS MEANS THAT ANY LEGAL ACTION FILED ILE 0 AGAINST YOU MAY BE FILED IN NEW JERSEY AND THAT YOU MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. You agree that service of process by Certified mail, return receipt requested shall be deemed the equivalent of personal service in any such action. However, nothing In this paragraph shall be construed to limit the jurisdictions In which suit may be filed by any party to this Agreement or the means of obtaining service of process in any such suit. This Agreement shall be governed by and construed according go Me Ism of the State of Now Jersey. TO THE EXTENT PERMITTED BY LAW,
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YOU WAIVE TRIAL BY JURY IN ANY ACTION HEREUNDER YOU HERE13Y WAIVE ANY AND ALL
RIGHTS AND REMEDIES GRANTED YOU BY SECTION 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE.

13. CUSTOMER P.O.. You agree that any Purchase Order Issued to us Covering the rental of this Equipment, Is Issued for purposes of authorization and your internal use only, and none of its terms and conditions shah modify the terms of this Agreement.

ENTIRE AGREEMENT: This Agreement contains the entire arrangement between you and us and no modifications of this Agreement shall be effective unless in and signed by the parties


Leesee X Fred J Barns             Title Chief Financial Officer    Date: 11-4-99
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Accepted:  By:__________________________  Title:____________ Date: ___________
          Lessor:  Dimension Funding